SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                          May 25, 2005 (May 19, 2005)



                          INHIBITON THERAPEUTICS, INC.

               (Exact Name of Registrant as Specified in Charter)



           Nevada                      333-57946               88-0448626
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                    Identification Number)

                             7315 East Peakview Ave.
                               Englewood, CO 80111
               (Address of Principal Executive Offices, Zip Code)

       Registrant's telephone number, including area code: (303) 796-8940

                        -------------------------------

                             Organic Soils.com, Inc.
                 300 E. 54th Ave., Suite 202, Anchorage AK 99518
          (Former Name or Former Address, if Changed Since Last Report)

                           FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements regarding, among other items, the Company's growth strategy and anticipated trends in the industry and our business. These forward-looking statements are based largely on our expectations and are subject to a number of risks and uncertainties, including the risks described herein in Item 2.01. Many of these risks are beyond our control. Actual results could likely differ materially from these forward-looking statements. In light of these risks and uncertainties, there can be no assurance that any of the forward-looking information contained in this Current Report will, in fact, transpire or prove to be accurate.

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosures set forth in Item 2.01 are hereby incorporated by reference to this Item 1.01.

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

(A)      SHARE EXCHANGE TRANSACTION WITH INHIBETEX THERAPEUTICS, INC.

         Pursuant to an Agreement and Plan of Reorganization dated as of March 24, 2005 (the "Share Exchange Agreement"), by and between Organic Soils.com, Inc., a Nevada corporation (the "Registrant" or the "Company") and Inhibetex Therapeutics, Inc., a Colorado corporation ("Inhibetex"), the Company and Inhibetex entered into a share exchange whereby all of the issued and outstanding capital stock of Inhibetex, on a fully-diluted basis, were exchanged for like securities of the Company, and whereby Inhibetex became a wholly owned subsidiary of the Registrant (the "Share Exchange"). The Share Exchange was effective as of May 19, 2005, upon the completed filing of Articles of Exchange with the Nevada Secretary of State and a Statement of Share Exchange with the Colorado Secretary of State (collectively, the "Articles of Exchange," and together with the Share Exchange Agreement, the "Plan of Exchange"). Contemporaneously with the effectiveness of the Articles of Exchange with the Nevada Secretary of State on May 19, 2005, the Registrant changed its name to "Inhibiton Therapeutics, Inc." A copy of the press release dated May 19, 2005 announcing the completion of the documents relating to the Share Exchange is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

         Immediately prior to the effective time of the Share Exchange, Inhibetex had outstanding 104,000 shares of its common stock ("Inhibetex Common Stock") and no shares of preferred stock. In accordance with the Plan of Exchange, each share of Inhibetex Common Stock was acquired by the Company in exchange for one hundred seven (107) shares of the Company's common stock, par value $.01 per share ("Common Stock"). Inhibetex also had outstanding convertible debt securities, the outstanding principal and accrued and unpaid interest of which were convertible into shares of Inhibetex Common Stock at a price per share equal to 75% of the average closing price of Inhibitex Common Stock for the first 30 days immediately following the date Inhibetex began trading as a public company. As a result of the Plan of Exchange, these convertible debt securities were exchanged for like convertible securities of the Company, whereby the outstanding principal and interest on such securities are convertible into shares of Common Stock at a price per share equal to 75% of the average closing price of the Common Stock for the first 30 days immediately following the date the Plan of Exchange is effective (the "Effective Date"). Accordingly, after giving effect to the Share Exchange, the Registrant has approximately 13,451,000 shares of Common Stock outstanding, and convertible debt securities outstanding which would be convertible into 80,710 shares of Common Stock as of the Effective Date, assuming a conversion price equal to 75% of the Company's closing stock price on May 18, 2005. As a result of the Share Exchange, the former Inhibetex shareholders together hold approximately 82.7% of the Registrant's outstanding voting power, excluding the outstanding convertible debt. Accordingly, the Share Exchange constitutes a change of control of the Registrant.

(B)      POST-EXCHANGE BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

         The following table sets forth information known to the Registrant with respect to the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the outstanding common stock of the Company immediately after the effectiveness of the Share Exchange by (1) each person known by the Registrant to beneficially own 5% or more of the Company's outstanding common stock, (2) each named executive officer (as defined in Item 402(a)(2) of Regulation S-B promulgated under the Securities Act of 1933, as amended), (3) each of the Registrant's directors and (4) all of the Registrant's named executive officers and directors as a group. The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.

                                         NUMBER OF SHARES            PERCENT OF
 NAME OF BENEFICIAL OWNER               BENEFICIALLY OWNED           CLASS (1)
 ------------------------               ------------------           ---------

 Henry Fong                                3,120,000 (1)               23.2%
 7315 East Peakview Avenue
 Englewood, CO  80111

 Thomas B. Olson                             321,400 (2)                2.4%
 7315 East Peakview Avenue
 Englewood, CO  80111

 All Executive Officers and                    3,441,400               25.6%
 Directors as a Group (2 persons)

 Gulfstream Financial Partners, LLC            3,120,000               23.2%
 7315 East Peakview Avenue
 Englewood, CO 80111

 Wayne Mills                               1,694,238 (3)               12.6%
 1615 Northridge Drive
 Medina, MN  55391

 Raymond L. Smith                              1,289,000                9.6%
 300 E. 54th Street, Suite 202
 Anchorage, AK  99518
----------
(1) Includes 3,120,000 shares held by Gulfstream Financial Partners, LLC, of which Mr. Fong is the President and sole member.
(2)  Includes 321,000 shares held by the Thomas B. and Kimberly A. Olson JTWROS.
(3) Includes (a) 588,500 shares held by Blake Capital Partners, of which Mr. Mills is the sole member, (b) 255,730 shares held by Blake Advisors, LLC, of which Mr. Mills is the sole member, and 250,059 shares held by Tamara Kottom Mills, the wife of Mr. Mills.


(C)  MANAGEMENT

         In accordance with the Plan of Exchange, the Registrant's Board of Directors was reconstituted immediately following the effective time of the Share Exchange. Prior to the Effective Date, Ray L. Smith was the sole member of the Registrant's Board of Directors. Immediately following the Share Exchange, in accordance with the Registrant's bylaws and the Chapter 78 of the Nevada Revised Statutes, Mr. Smith appointed Henry Fong as a director of the Company and Mr. Smith resigned his position as a director, leaving Henry Fong the sole member of the Board of Directors. Mr. Fong was the sole director of Inhibetex immediately prior to the Share Exchange. Following his appointment, the Registrant's newly-constituted board of directors appointed new officers of the Registrant, as follows:

Name                  Age        Position
--------------------------------------------------------------------------------
Henry Fong             69        President, Chief Executive Officer and Director
Thomas B. Olson        39        Chief Financial Officer and Secretary

         HENRY FONG. Mr. Fong has been the President and Director of Inhibetex since its inception. Mr. Fong has been the President, Treasurer and Director of Equitex , Inc. since its inception in 1983, and the President and Director of Equitex 2000, Inc. since its inception in 2001. Mr. Fong has been a Director of FastFunds Financial Corporation since June 2004. Mr. Fong has been President and a Director of Interactive Games, Inc. (f/k/a Torpedo Sports USA, Inc.) since March 2002. Interactive Games is a publicly traded distributor of gaming equipment. From 1959 to 1982, Mr. Fong served in various accounting, finance and budgeting positions with the Department of the Air Force. During the period from 1972 to 1981 he was assigned to senior supervisory positions at the Department of the Air Force headquarters in the Pentagon. In 1978, he was selected to participate in the Federal Executive Development Program and in 1981, he was appointed to the Senior Executive Service. In 1970 and 1971, he attended the Woodrow Wilson School, Princeton University and was a Princeton Fellow in Public Affairs. Mr. Fong received the Air Force Meritorious Civilian Service Award in 1982. Mr. Fong has passed the uniform certified public accountant exam. In March 1994, Mr. Fong was one of twelve CEOs selected as Silver Award winners in FINANCIAL WORLD magazine's corporate American "Dream Team."

         THOMAS B. OLSON. Mr. Olson has been the Secretary and Treasurer of Inhibetex since its inception. Mr. Olson has also been the Secretary of Equitex, Inc. since January 1988 and was a Director of Chex Services, Inc. from May 2002 to May 2004. Since March 2002, Mr. Olson has been the Secretary of Interactive Games, Inc. (f/k/a Torpedo Sports USA, Inc.), a publicly traded manufacturer and distributor of gaming equipment. Mr. Olson has been Secretary of Equitex 2000, Inc. since its inception in 2001. From August 2002 to July 2004, Mr. Olson was secretary of El Capitan Precious Metals, Inc., a publicly traded company with ownership interest in mining properties. Mr. Olson has attended Arizona State University and the University of Colorado at Denver.

         The Company currently does not have any full-time employees other than its officers. Currently, the Company has month-to-month arrangements with Henry Fong and Thomas B. Olson for their part-time consulting services, whereby it pays Mr. Fong a monthly management fee of $8,000 in consideration of his services to the Company as President and Mr. Olson a monthly management fee of $2,000 in consideration of his services as Secretary and Treasurer. Presently there are six full-time researchers and seven collaborative researchers working on the Companies research and development activities as consultants to the Company under the CRADA (as defined in Section D - "Description of Business of Inhibetex Therapeutics, Inc." below).

         The Company is in the process of establishing a medical advisory board and identifying necessary corporate executive positions. In the interim, Mr. Henry Fong is providing oversight for the corporate development, fund raising and day-to-day operations.

(D)      DESCRIPTION OF BUSINESS OF INHIBETEX THERAPEUTICS, INC.

         Upon completion of the Share Exchange, the Registrant ceased all operations relating to its historical business and adopted the business plan of Inhibetex, which is now a wholly owned subsidiary of the Registrant. Set forth below in this section entitled "Description of Business of Inhibetex Therapeutics, Inc." is a summary of Inhibetex's business plan, including a description of its product candidates. References to the terms "we", "our" and "us" refer to Inhibetex Therapeutics, Inc.

         Inhibetex was incorporated on May 11, 2004 under the laws of the state of Colorado for the purpose of engaging in the discovery and development of novel cancer therapies. The Company's focus is the research and development of new cancer therapeutic agents and cancer fighting drugs called targeted therapies. These new drugs identify molecular causes of cancer and inhibit the signals that cancer cells need to multiply. Targeted drugs are different from standard chemotherapy that destroys both healthy and diseased cells. The destruction of healthy cells produces side effects such as hair loss, nausea and decreased immune response. In contrast, targeted drugs, also known as "smart" or "designer" drugs, take advantage of the cell structure, the molecular changes found in cancer cells, and how these changes affect the behavior of the cells. In these instances, side effects are minimal.

         The Company is conducting its research through a Cooperative Research and Development Agreement ("CRADA") signed on September 30, 2004, with the Department of Veteran's Affairs. The research is conducted at the VA Medical Center in Tampa Florida under the direction of Dr. Mildred Acevedo-Duncan, who is affiliated with the University of South Florida and the Veteran's Administration. The CRADA will have the final objective of developing therapeutic reagents to consist of a PKC-iota inhibitor to prevent cancer cell proliferation. The CRADA agreements are a result of the Federal Technology Transfer Act of 1986, which provided that federal laboratories' developments and expertise should be made accessible to private industry, state and local governments. It has been further stated that one of the main purposes of this act is to improve the economic, environmental and social well being of the United States by stimulating the utilization of federally funded technology developments by the entities involved. Under the terms of the CRADA, the Company will have the right to commercialize any inventions resulting from this research.

         The immediate objective of the CRADA is to first develop a mechanism to establish how PKC-beta II and PKC-iota directly or indirectly activate the enzyme CAK. Additionally, work pursuant to the CRADA will seek to determine how glioma (brain cancer) protein kinase C ("PKC": an enzyme) regulates cell proliferation. This research seeks to provide insight into the genesis of cancer and malignant tumors of the central nervous system, which are the most devastating in children and the elderly. Statistics from the American Brain Tumor Association state that brain and spinal tumors are the second most frequent malignancy of childhood (leukemias are first) with approximately 2,200 children diagnosed with brain tumors annually. Progress toward resolution of the role of PKC in cancer cell proliferation and angiogenesis (the growth of new blood vessels) will be a key factor in the formulation of potential strategies and therapies for cancer intervention. Information on this research may also provide a fundamental understanding of the mechanisms of cell regulation that can be applied to other types of cancer.

         In general terms, the VA will provide facilities, government furnished equipment and scientific skills and we will provide funding of $75,000 quarterly for a period of three years. Funding of the CRADA commenced in September 2004 and the Company has paid $225,000 to date. Presently, in addition to Dr. Acevedo-Duncan, there are five full-time researchers and seven collaborative researchers from three other institutions working on the CRADA research. Under the terms of the CRADA, Inhibetex will have the right to commercialize any inventions resulting from this research.

         Dr. Acevedo-Duncan holds a BA, MA and PhD from the University of California, Riverside, and completed post doctoral studies at the University of Florida. Dr. Duncan has been a research biologist at the VA Medical Center in Tampa, Florida since 1991 and is a member of the HL Moffitt Cancer Center and Research Institute in Tampa, Florida. She has conducted research in this area for over ten years.

LEGAL PROCEEDINGS

         We are not subject to any pending legal proceeding, nor are we aware of any threatened claims against us.

Properties

         The Company currently leases office space from Equitex, Inc., a Delaware corporation ("Equitex") in which Mr. Fong is the President, Treasurer and a Director and Mr. Olson is the Secretary. The Company leases the office space from Equitex at a rate of $750 per month from Equitex.

(E)      RELATED PARTY TRANSACTIONS

         In January 2004, the Company borrowed $33,500 from a trust created by Mr. Fong, the President of the Company, for the benefit of his children, and in consideration for the loan issued an 8% demand promissory note in the principal amount of $33,500. At January 31, 2005, $700 of this note was converted into 700 shares of common stock of the Company, the share price of which was determined by the Board of Directors based upon contemporaneous sales of stock to third parties for cash consideration.

         In March and May 2005, the Company borrowed an aggregate of $132,000 from an entity in which Mr. Fong is the principal and issued 8% demand promissory notes in the aggregate amount of $132,000 in consideration of loans to the Company.

         In May 2005, the Company agreed to pay an entity in which Mr. Fong is the principal an aggregate of $250,000 in consideration for services provided by the entity in finding and facilitating the Company's CRADA opportunity with the Department of Veteran's Affairs.

         In October 2004 and February 2005, the Company paid a total of $47,500 in consulting services to one of the Company's principal stockholders, Wayne W. Mills, and an entity in which Mr. Mills is the principal in consideration for consulting services provided to the Company.

(F)      RISK FACTORS

         IN GENERAL. The purchase of shares of the Registrant's common stock is very speculative and involves a very high degree of risk. An investment in the Registrant is suitable only for the persons who can afford the loss of their entire investment. Accordingly, investors should carefully consider the following risk factors, as well as other information set forth herein, in making an investment decision with respect to securities of the Registrant.

         THE MARKET PRICE OF OUR COMMON STOCK MAY FLUCTUATE SIGNIFICANTLY.

         The market price of our common shares may fluctuate significantly in response to factors, some of which are beyond our control, such as:

         o the announcement of new products or product enhancements by us or our competitors;

         o developments concerning intellectual property rights and regulatory approvals;

         o quarterly variations in our and our competitors' results of operations;

         o changes in earnings estimates or recommendations by securities analysts;

         o  developments in our industry; and

         o general market conditions and other factors, including factors unrelated to our own operating performance.

         Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

         BECAUSE WE GAINED ACCESS TO THE PUBLIC MARKETS THROUGH THE REGISTRANT PURSUANT TO A SHARE EXCHANGE, WE MAY NOT BE ABLE TO ATTRACT THE ATTENTION OF MAJOR BROKERAGE FIRMS.

         Additional risks may exist since we gained access to the public markets through a share exchange. Security analysts of major brokerage firms may not cover us since there is no incentive to brokerage firms to recommend the purchase of our common stock. No assurance can be given that brokerage firms will want to conduct any secondary offerings on our behalf in the future.

         TRADING OF OUR COMMON STOCK IS LIMITED.

         Trading of our common stock is conducted on the National Association of Securities Dealers' Over-the-Counter Bulletin Board, or "OTC Bulletin Board." This has adversely effected the liquidity of our securities, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock.

         BECAUSE IT IS A "PENNY STOCK," IT WILL BE MORE DIFFICULT FOR YOU TO SELL SHARES OF OUR COMMON STOCK.

         Our common stock is a "penny stock." Broker-dealers who sell penny stocks must provide purchasers of these stocks with a standardized risk-disclosure document prepared by the SEC. This document provides information about penny stocks and the nature and level of risks involved in investing in the penny-stock market. A broker must also give a purchaser, orally or in writing, bid and offer quotations and information regarding broker and salesperson compensation, make a written determination that the penny stock is a suitable investment for the purchaser, and obtain the purchaser's written agreement to the purchase. The penny stock rules may make it difficult for you to sell your shares of our stock. Because of the rules, there is less trading in penny stocks. Also, many brokers choose not to participate in penny-stock transactions. Accordingly, you may not always be able to resell shares of our common stock publicly at times and prices that you feel are appropriate.

Risks Related to Our New Business
---------------------------------

         WE CURRENTLY HAVE NO PRODUCT REVENUES AND WILL NEED TO RAISE ADDITIONAL CAPITAL TO OPERATE OUR BUSINESS.

         To date, we have generated no product revenues. Until we receive approval from the U.S. Federal Drug Administration, or "FDA," and other regulatory authorities for any product candidates developed from our research, we will not have product revenues. Therefore, for the foreseeable future, we will have to fund all of our operations and capital expenditures from additional financing, which may not be available on favorable terms, if at all. If we are unable to raise additional funds on acceptable terms, or at all, we may be unable to complete our research or fund necessary pre-clinical or clinical trials or obtain approval of any product candidates from the FDA and other regulatory authorities should our research be successful. In addition, we could be forced to discontinue product development. Any additional sources of financing will likely involve the sale of our equity securities, which will have a dilutive effect on our stockholders.

         WE ARE NOT CURRENTLY PROFITABLE AND MAY NEVER BECOME PROFITABLE.

         We have a history of losses and expect to incur substantial losses and negative operating cash flow for the foreseeable future, and we may never achieve or maintain profitability. Even if we succeed in developing and commercializing one or more products, we expect to incur substantial losses for the foreseeable future and may never become profitable. We also expect to continue to incur significant operating and capital expenditures and anticipate that our expenses will increase substantially in the foreseeable future as we continue to undertake research and development of potential novel cancer therapies.

         We also expect to experience negative cash flow for the foreseeable future as we fund our operating losses and capital expenditures. As a result, we will need to generate significant revenues in order to achieve and maintain profitability. We may not be able to generate these revenues or achieve profitability in the future. Our failure to achieve or maintain profitability could negatively impact the value of our stock.

         WE HAVE A LIMITED OPERATING HISTORY UPON WHICH TO BASE AN INVESTMENT DECISION.

         Inhibetex is a development-stage company that was founded in 2004. To date, we have not demonstrated an ability to perform the functions necessary for the successful commercialization of any product. The successful commercialization of any product developed through our research will require us to perform a variety of functions, including:

         o continuing to undertake research and development upon the commencement of pre-clinical development and clinical trials if warranted by our research;

         o  participating in regulatory approval processes;

         o  formulating and manufacturing products; and

         o  conducting sales and marketing activities.

         Our operations have been limited to organizing our company, acquiring and securing our proprietary technology and undertaking, through third parties, research and development of potential cancer therapies. These operations provide a limited basis for you to assess our ability to commercialize any product candidates and the advisability of investing in our securities.

         WE MAY NOT OBTAIN THE NECESSARY U.S. OR WORLDWIDE REGULATORY APPROVALS TO COMMERCIALIZE ANY PRODUCT CANDIDATES.

         We will need FDA approval to commercialize any product candidates in the U.S. and approvals from the FDA equivalent regulatory authorities in foreign jurisdictions to commercialize any product candidates in those jurisdictions. In order to obtain FDA approval of any product candidate, we must submit to the FDA a New Drug Application, or NDA, demonstrating that the product candidate is safe for humans and effective for its intended use. This demonstration requires significant research and animal tests, which are referred to as pre-clinical studies, as well as human tests, which are referred to as clinical trials. Satisfaction of the FDA's regulatory requirements typically takes many years, depends upon the type, complexity and novelty of the product candidate and requires substantial resources for research, development and testing. We cannot predict whether our research and any clinical approaches will result in drugs that the FDA considers safe for humans and effective for indicated uses. The FDA has substantial discretion in the drug approval process and may require us to conduct additional pre-clinical and clinical testing or to perform post-marketing studies. The approval process may also be delayed by changes in government regulation, future legislation or administrative action or changes in FDA policy that occur prior to or during our regulatory review. Delays in obtaining regulatory approvals may:

         o delay commercialization of, and the ability to derive product revenues from, any product candidates;

         o  impose costly procedures on us; and

         o  diminish any competitive advantages that we may otherwise enjoy.

         Even if we comply with all FDA requests, the FDA may ultimately reject one or more of any New Drug Applications (NDAs). We cannot be sure that we will ever obtain regulatory clearance for any product candidate. Failure to obtain FDA approval of any product candidates will severely undermine our business by reducing our number of salable products and, therefore, corresponding product revenues.

         In foreign jurisdictions, we must receive approval from the appropriate regulatory authorities before we can commercialize any drugs. Foreign regulatory approval processes generally include all of the risks associated with the FDA approval procedures described above. We cannot assure you that we will receive the approvals necessary to commercialize any product candidate for sale outside the United States.

         CLINICAL TRIALS ARE VERY EXPENSIVE, TIME-CONSUMING AND DIFFICULT TO DESIGN AND IMPLEMENT.

         Human clinical trials are very expensive and difficult to design and implement, in part because they are subject to rigorous regulatory requirements. The clinical trial process is also time consuming. We estimate that once commenced, clinical trials of product candidates takes at least several years to complete. Furthermore, failure can occur at any stage of the trials, and we could encounter problems that cause us to abandon or repeat clinical trials. The commencement and completion of clinical trials may be delayed by several factors, including:

         o  unforeseen safety issues;

         o  determination of dosing issues;

         o  lack of effectiveness during clinical trials;

         o  slower than expected rates of patient recruitment;

         o  inability to monitor patients adequately during or after treatment;
            and

         o inability or unwillingness of medical investigators and institutional review boards to follow our clinical protocols.

         In addition, we or the FDA may suspend our clinical trials at any time if it appears that we are exposing participants to unacceptable health risks or if the FDA finds deficiencies in our submissions or the conduct of these trials. Additionally, even if our clinical trials are completed as planned, we cannot be certain that their results will support our product candidate claims. Ultimately, the clinical trial process may fail to demonstrate that our product candidates are safe for humans and effective for indicated uses, possibly causing us to abandon a product candidate and may delay development of other product candidates.

         OUR DRUG-DEVELOPMENT PROGRAM DEPENDS UPON THIRD-PARTY RESEARCHERS WHO ARE OUTSIDE OUR CONTROL.

         We depend upon independent investigators and collaborators, such as universities and medical institutions, to conduct our research and development under agreements with us. These collaborators are not our employees and we cannot control the amount or timing of resources that they devote to our programs. These investigators may not assign as great a priority to our programs or pursue them as diligently as we would if we were undertaking such programs ourselves. If outside collaborators fail to devote sufficient time and resources to our drug-development programs, or if their performance is substandard, the approval of our FDA applications, if any, and our introduction of new drugs, if any, will be delayed. These collaborators may also have relationships with other commercial entities, some of whom may compete with us. If our collaborators assist our competitors at our expense, our competitive position would be harmed.

         DEVELOPMENTS BY COMPETITORS MAY RENDER OUR PRODUCTS OR TECHNOLOGIES OBSOLETE OR NON-COMPETITIVE.

         Companies pursuing different but related fields represent substantial competition. Many of these organizations have substantially greater capital resources, larger research and development staffs and facilities, longer drug development history in obtaining regulatory approvals and greater manufacturing and marketing capabilities than we do. These organizations also compete with us to attract qualified personnel, parties for acquisitions, joint ventures or other collaborations.

         IF WE FAIL TO ADEQUATELY PROTECT OR ENFORCE OUR INTELLECTUAL PROPERTY RIGHTS OR SECURE RIGHTS TO PATENTS OF OTHERS, THE VALUE OF OUR INTELLECTUAL PROPERTY RIGHTS WOULD DIMINISH.

         Our success, competitive position and future revenues will depend in part on our ability, and the abilities of any licensors we engage, to obtain and maintain patent protection for our products, methods, processes and other technologies, to preserve our trade secrets, to prevent third parties from infringing on our proprietary rights and to operate without infringing the proprietary rights of third parties.

         We cannot predict:

         o the degree and range of protection any patents will afford us against competitors, including whether third parties will find ways to invalidate or otherwise circumvent our licensed patents;

         o  if and when patents will issue;

         o whether or not others will obtain patents claiming aspects similar to those covered by our licensed patents and patent applications; or

         o whether we will need to initiate litigation or administrative proceedings which may be costly whether we win or lose.

         Our success also depends upon the skills, knowledge and experience of our scientific and technical personnel, our consultants and advisors as well as any licensors and contractors. To help protect our proprietary know-how and our inventions for which patents may be unobtainable or difficult to obtain, we will rely on trade secret protection and confidentiality agreements. To this end and to the extent possible, we intend to require all of our employees and consultants to enter into agreements which prohibit the disclosure of confidential information and, where applicable, require disclosure and assignment to us of the ideas, developments, discoveries and inventions important to our business. These agreements may not provide adequate protection for our trade secrets, know-how or other proprietary information in the event of any unauthorized use or disclosure or the lawful development by others of such information. If any of our trade secrets, know-how or other proprietary information is disclosed, the value of our trade secrets, know-how and other proprietary rights would be significantly impaired and our business and competitive position would suffer.

         IF WE INFRINGE THE RIGHTS OF THIRD PARTIES WE COULD BE PREVENTED FROM SELLING PRODUCTS, FORCED TO PAY DAMAGES, AND DEFEND AGAINST LITIGATION.

         If our products, methods, processes and other technologies infringe the proprietary rights of other parties, we could incur substantial costs and we may have to:

         o obtain licenses, which may not be available on commercially reasonable terms, if at all;

         o  redesign our products or processes to avoid infringement;

         o stop using the subject matter claimed in the patents held by others, which could cause us to lose the use of one or more of our product candidates;

         o  pay damages; or

         o defend litigation or administrative proceedings which may be costly whether we win or lose, and which could result in a substantial diversion of our valuable management resources.

         WE RELY ON KEY EXECUTIVE OFFICERS AND SCIENTIFIC AND MEDICAL ADVISORS, AND THEIR KNOWLEDGE OF OUR BUSINESS AND TECHNICAL EXPERTISE WOULD BE DIFFICULT TO REPLACE.

         We are highly dependent on our principal scientific, regulatory and medical advisors. We do not have "key person" life insurance policies for any of our officers. The loss of the technical knowledge and management and industry expertise of any of our key personnel could result in delays in product development, loss of customers and sales and diversion of management resources, which could adversely affect our operating results.

         IF WE ARE UNABLE TO HIRE ADDITIONAL QUALIFIED PERSONNEL, OUR ABILITY TO GROW OUR BUSINESS MAY BE HARMED.

         We will need to hire additional qualified personnel with expertise in pre-clinical testing, clinical research and testing, government regulation, formulation and manufacturing and sales and marketing. We will face intense competition for qualified individuals, and we cannot be certain that our search for such personnel will be successful. Attracting and retaining qualified personnel will be critical to our success.

ITEM 3.01         UNREGISTERED SALES OF SECURITIES

         As disclosed in Item 2.01, in connection with the Share Exchange, the Company issued an aggregate of 11,128,000 shares of its common stock to the former holders of Inhibetex Common Stock. Additionally, convertible debt securities were exchanged for like convertible securities of the Company, whereby the outstanding principal and interest on such securities are convertible into shares of our common stock at a price per share equal to 75% of the average closing price of the Common Stock for the first 30 days immediately following the Effective Date of the Plan of Exchange. Assuming a conversion price of $2.925, which was 75% of the closing price of the Company's common stock of $3.90 on the day immediately prior to the Effective Date, such convertible debt securities in the aggregate amount of $236,079, in principal and accrued interest, would be convertible into 80,710 shares of the Company's common stock.

         The Company relied on the exemption from federal registration under
Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder, based on its belief that the issuance of such securities did not involve a public offering, as there were fewer than 35 "non-accredited" investors, all of whom, either alone or through a purchaser representative, had such knowledge and experience in financial and business matters so that each was capable of evaluating the risks of the investment.

ITEM 5.01.        CHANGES IN CONTROL OF REGISTRANT.

         The disclosures set forth in Item 2.01 are hereby incorporated by reference into this Item 5.01.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective as of May 19, 2005, the Company named Henry Fong its President and Thomas B. Olson as its Secretary and Treasurer. The appointment of Mr. Fong and Mr. Olson in these capacities was contemporaneous with the resignation of Ray L. Smith as President, Chief Executive Officer, Chief Financial Officer and Secretary of the Company.

         The biographies of Messrs. Fong and Olson as set forth in Item 2.01 are hereby incorporated by reference to this Item 5.02.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         Pursuant to the Share Exchange, effective as of May 19, 2005, the fiscal year for the Company has been changed from December 31 to January 31 to comport with the fiscal year for Inhibetex. A Form 10-QSB will be filed for the period ending July 31, 2005.

         On May 19, 2005, the Company's board of directors authorized and effected a change in the Company's name from Organic Soils.com, Inc. to Inhibiton Therapeutics, Inc. The name change was effective by filings made with the Nevada Secretary of State on May 19, 2005.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (a) The financial statements as of January 31, 2005 of Inhibetex are attached as an exhibit hereto pursuant to Item 2.01 of Form 8-K.

         (b) As a result of its acquisition of Inhibetex described in Item 2.01, the Company will file the pro forma financial information required by Item 9.01 prior to August 4, 2005.

         (c) Exhibits

       Ex. No.       Description
       -------       -----------

         2.1 Agreement and Plan of Reorganization by and between the Registrant and Inhibetex Therapeutics, Inc. dated March 24, 2005 (incorporated by reference to Registrant's Form 8-K filed on March 29, 2005).

         2.2 Articles of Exchange relating to the share exchange by and between Inhibiton Therapeutics, Inc. (formerly known as Organic Soils.com, Inc.) and Inhibetex Therapeutics, Inc. as filed with the Nevada Secretary of State on May 19, 2005.

         2.3 Statement of Share Exchange relating to the share exchange by and between Inhibiton Therapeutics, Inc. (formerly known as Organic Soils.com, Inc.) and Inhibetex Therapeutics, Inc. as filed with the Colorado Secretary of State on May 19, 2005.

         3.1 Amended and Restated Articles of Incorporation of Inhibiton Therapeutics, Inc. (formerly known as Organic Soils.com, Inc.) filed with the Nevada Secretary of State on May 19, 2005.

         99.1     Press Release dated May 19, 2005.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             -----------------------

Date:  May 25, 2005                    By: /s/  Henry Fong
                                           -------------------
                                           Henry Fong
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


 Ex. No.    Description
 -------    ------------
   2.1      Agreement and Plan of Reorganization by and between the Registrant and Inhibetex Therapeutics, Inc. dated March 24, 2005 (incorporated by reference to Registrant's Form 8-K filed on March 29, 2005).

   2.2 Articles of Exchange relating to the share exchange by and between Inhibiton Therapeutics, Inc. (formerly known as Organic Soils.com, Inc.) and Inhibetex Therapeutics, Inc. as filed with the Nevada Secretary of State on May 19, 2005.

   2.3 Statement of Share Exchange relating to the share exchange by and between Inhibiton Therapeutics, Inc. (formerly known as Organic Soils.com, Inc.) and Inhibetex Therapeutics, Inc. as filed with the Colorado Secretary of State on May 19, 2005.

   3.1 Amended and Restated Articles of Incorporation of Inhibiton Therapeutics, Inc. (formerly known as Organic Soils.com, Inc.) filed with the Nevada Secretary of State on May 19, 2005.

   99.1     Press Release dated May 19, 2005.